COMPUTATIONAL MATERIALS FOR RAMP SERIES 2002-RS4 TRUST
GMAC RFC Securities (Graphic Omitted)
--------------------------------------------------------------------------------


                   REVISED NEW ISSUE COMPUTATIONAL MATERIALS



                           $615,000,000 (Approximate)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS4


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2002-RS4 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer


                     GMAC RFC Securities (Graphic Omitted)

                                 AS UNDERWRITER


Any transactions in the certificates will be effected through Residential Funding Securities Corporation.


AUGUST 21, 2002


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS4
Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-RS4
Computational Materials: Preliminary Term Sheet
----------------------------------------------------------------------------------------------------
                                          $615,000,000 (Approximate)
----------------------------------------------------------------------------------------------------
                                    OVERVIEW
----------------------------------------------------------------------------------------------------
                                   TO 10% CALL
------------ ---------- ---------- --------- -------- ---------- ---------- -------------- ---------
                                                                 PRINCIPAL      FINAL      EXPECTED
-----------                                  PAYMENT  INTEREST   PAYMENT      SCHEDULED    RATINGS
                                   WAL       DELAY    ACCRUAL     WINDOW    DISTRIBUTION   (MOODY'S
             AMOUNT       TYPE     (YEARS)   (DAYS)     BASIS    (MONTHS)       DATE        / S&P)
CERTIFICATES       (1)
                                                                 ---------- --------------
------------ ---------- ---------- --------- -------- ---------- ---------- -------------- ---------

A-I-1        $132,300,000 Fixed      0.90        0    act/360    1  -        February      Aaa /
                                                                   20          2019          AAA
A-I-2        48,000,000   Fixed      2.00       24    30/360     20  -       June 2023     Aaa /
                                                                   28                        AAA
A-I-3        71,400,000   Fixed      3.00       24    30/360     28  -       September     Aaa /
                                                                   45          2027          AAA
A-I-4        72,600,000   Fixed      5.00       24    30/360     45  -        October      Aaa /
                                                                   81          2030          AAA
A-I-5        46,500,000   Fixed      8.41       24    30/360     81  -      August 2032    Aaa /
                                                                   104                       AAA
A-I-6        41,200,000 Fixed -      6.44       24    30/360     37  -      August 2032    Aaa /
                           NAS                                     104                       AAA
A-I-IO       412,000,000Fixed IO   0.80(2)      24    30/360                 February      Aaa /
             (Notional)                                                        2005          AAA
------------ ---------- ---------- --------- -------- ---------- ---------- -------------- ---------
TOTAL        $412,000,000
------------ ---------- ---------- --------- -------- ---------- ---------- -------------- ---------
A-II         $203,000,00Floating     2.97        0    act/360    1  -       August 2032    Aaa /
                                                                   96                        AAA
------------ ---------- ---------- --------- -------- ---------- ---------- -------------- ---------
TOTAL        $203,000,000
------------ ---------- ---------- --------- -------- ---------- ---------- -------------- ---------
(1)     Subject to a 10% variance
(2)     Duration

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW

Offered Securities: The Class A-I Certificates are primarily backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

     The  Class  A-II   Certificates   are  primarily   backed  by  first  lien,
     adjustable-rate loans (the "Group II Loans").

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP")

Seller & Master Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC"), Servicer: an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Servicer: HomeComings Financial Network, Inc. ("HomeComings"), a wholly-owned subsidiary of RFC, will act as Servicer with respect to approximately 96.08% of the fixed-rate mortgage loans and approximately 92.07% of the adjustable-rate mortgage loans.

Certificate Insurer: Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.


Prepayment
Assumption:

|X| Group I - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter)

|X| Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

Settlement Date:   |X|     On or about August 29, 2002.


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW

Cut-off Date: The information presented is based upon the Cut-off Date of August
     1, 2002. The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.

Collateral
Description:

  |X|     Two groups: Group I (fixed) and Group II (adjustable).


  |X| Loan Group I will  consist  primarily  of first  lien,
      fixed-rate mortgage loans with an aggregate principal balance of approximately $411,828,473 as of the Cut-off Date.
  |X| Loan Group II will  consist  primarily  of first lien,
      adjustable-rate mortgage loans with an aggregate principal balance of approximately $203,275,162 as of the Cut-off Date.
  |X| The mortgage loans were underwritten to a wide variety
      of underwriting standards under several different programs, more fully described in the Prospectus Supplement. The mortgage loans will consist primarily of Program Exception Loans, which were intended for RFC's Jumbo A, Alt-A, Subprime or First-Lien High LTV programs but were not included in any respective securitization for various reasons, including the failure to meet the appropriate underwriting guidelines.


Credit Enhancement:   A. AMBAC WRAP
                      B. OVERCOLLATERALIZATION ("OC")

                        GROUP I                            GROUP II
        Initial         |X|     0.00%     Initial          |X|     0.00%
   (%Orig.)                               (%Orig.)
        OC Target (%    |X|     0.50%     OC Target (%     |X|     6.80%
   Orig.)                                 Orig.)
        Stepdown        |X|     N/A       Stepdown         |X|     13.60%
        OC Floor (%     |X|     0.50%     OC Floor (%      |X|     0.50%
   Orig.)                                 Orig.)
        OC Holiday      |X|     6 months  OC Holiday       |X|     6 months

                      C. EXCESS SPREAD
                      |X| Group I: Initially equal to approximately  150 bps per
                          annum (before losses) and is expected to be available to build OC starting on the March 2003 Distribution Date.
                      |X| Group II: Initially equal to approximately 606 bps per
                          annum (before losses) and is expected to be available to build OC starting on the March 2003 Distribution Date.

Optional Call: If the aggregate principal balance of either Group I or Group II falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that group. The optional calls are independent of each other.



________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW

Distribution Date: 25th of each month (or the next the business day if such a day is not a business day) commencing in September 2002.

Taxation: REMIC election.

ERISA
Considerations:

     All of the Class A Certificates are expected to be ERISA-eligible.


Legal Investment: None of the Offered Certificates will be SMMEA-eligible.

Trustee: Bank One National Association

Form of               Book-entry form through DTC, Clearstream and Euroclear.
Registration:

Minimum               $25,000 and integral multiples of $1 in excess thereof.
Denominations:


Underwriters:

       Lead          Deutsche Bank Securities Inc.
                     Manager:

       Co-Managers:  J.P. Morgan Securities Inc., Residential Funding Securities
                     Corporation



________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW

Interest Accrual
Period:

     |X| Classes A-I-2 through A-I-6 and Class A-I-IO: the calendar month preceding the current Distribution Date on a 30/360 basis.

     |X|  Class  A-I-1  and  Class  A-II:   from  and  including  the  preceding
          Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates:

     |X| Group I: Pass-Through Rates: Interest will accrue on the Group I Certificates at a fixed rate, which is the lesser of (a) the fixed rate coupon and (b) the Group I Adjusted Net WAC Cap, during the month prior to the month of the related Distribution Date on an actual/360 basis for the Class A-I-1 certificates and on an 30/360-day basis for the Classes A-I-2 through A-I-6 Certificates.

          The Pass-Through Rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the first Distribution Date after the first possible Optional Call Date.

     |X| Group I Adjusted Net WAC Cap: With respect to the September 2002 Distribution Date through the February 2005 Distribution Date, the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans ("Group I Net WAC Cap"), adjusted for the interest payable to the Class A-I-IO Certificate. For any subsequent distribution date, the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans. Interest will accrue on the Class A-I-1 Certificates on an actual/360 basis and on the Classes A-I-2 through A-I-6 Certificates on a 30/360 basis.

     |X| Group II: Pass-Through Rates: On each Distribution Date, the Class A-II Pass-Through Rate will be a per annum rate equal to the least of
          (x) with respect to any Distribution Date which occurs on or prior to the first Optional Call Date, One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II Margin, (y) 14%, and (z) the Group II Net WAC Cap Rate. Interest will accrue on the Class A-II Certificates on an actual/360 basis.

     |X| Group II Net WAC Cap: With respect to any Distribution Date and the Group II Certificates, the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, adjusted for the actual number of days in the related accrual period.

     |X| Any Class A-II basis risk shortfall due to the caps will carry forward with interest, subject to a maximum of 14% ("Basis Risk Shortfall Carry-Forward Amount").

Class A-I-IO
Certificate:

     |X| The notional principal balance will be equal to the lesser of (i) the schedule found in Exhibit 1 (see pg. 7); and (ii) the aggregate principal balance of the Group I mortgage loans.

Weighted Average
Monthly Fees:

     |X| Master servicing fee and sub-servicing fee of: 0.32% for Group I 0.51% for Group II

     |X|  Policy premium as stated in the underlying documents.

Net Mortgage Rate:

     |X| With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee, (b) the sub-servicing fee and (c) an amount in
          respect     of    the    Policy     premium.


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

-------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW

Compensating
Interest:

     |X| The Master Servicer will be required to cover Prepayment Interest Shortfalls in full up to either (i) the lesser of (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date, or (ii) Excess Cash Flow, subject to the priority of distribution for Excess Cash Flow.

Group I Principal
Distributions:

     |X| Group I available principal will be distributed first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout
          Distribution Amount for that distribution date (refer to the underlying table). The remaining amounts will be paid to the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-3 Certificates, the Class A-I-4 Certificates, the Class A-I-5 Certificates and then the Class A-I-6 Certificates in that order, until paid in full.

     |X| Class A-I-6 Lockout Distribution Amount: For any distribution date, the product of (x) the Class A-I-6 Lockout Percentage for that distribution date and (y) the Class A-I-6 pro rata Distribution Amount for that distribution date. In no event shall the Class A-I-6 Distribution Amount for a distribution date exceed the Principal Distribution Amount for Loan Group I for that distribution date.

          |X|     CLASS A-I-6 LOCKOUT PERCENTAGE
                    DISTRIBUTION DATES                   LOCKOUT PERCENTAGE
                    Sep. 2002 through and                        0%
          including Aug. 2005
                    Sep. 2005 through and                       45%
          including Aug. 2007
                    Sep. 2007 through and                       80%
          including Aug. 2008
                    Sep. 2008 through and                      100%
          including Aug. 2009
                    Sep. 2009 and thereafter                   300%

Group II Principal
Distributions:

     |X| Group II available principal will be distributed to the Class A-II Certificates until paid in full.

Group II Stepdown
Date:

     |X| The later to occur of (x) the Distribution Date in March 2005 and (y) the first Distribution Date on which the related overcollateralization amount immediately prior to that Distribution Date is equal to or greater than 13.60% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the end of the preceding due period.



________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
Priority of
Distributions:

          Payments to the certificateholders will be made from the available amount from each loan group as follows:

     (1)  Distribution of interest to the related Class A Certificates

     (2) Distribution of principal to the related Class A Certificates, other than the Class A-I-IO Certificates

     (3) Distribution of principal to the related Class A Certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related Class A Certificates, other than the Class A-I-IO Certificates, to cover some realized losses

     (4) Reimbursement to the certificate insurer for prior draws made on the certificate guaranty insurance policy

     (5) Except on the first six distribution dates, distribution of additional principal to the related Class A Certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related Class A Certificates, other than the Class A-I-IO Certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached

     (6) Payment to the related Class A Certificates and subsequently, to the non-related Class A Certificates in respect of prepayment interest shortfalls

     (7) Payment to the Class A-II Certificates in respect of basis risk shortfalls

     (8)  Distribution of any remaining funds to the non-offered certificate


Advances:

     |X| The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

                      -----------------------------------------------
                            EXHIBIT I: A-I-IO NOTIONAL BALANCE
                      -----------------------------------------------
                                     PERIOD         NOTIONAL BALANCE
                                          1          $412,000,000.00
                                          2           381,039,000.00
                                          3           352,761,000.00
                                          4           326,580,000.00
                                          5           302,341,000.00
                                          6           279,898,000.00
                                          7           259,120,000.00
                                          8           239,884,000.00
                                          9           222,073,000.00
                                         10           205,584,000.00
                                         11           190,319,000.00
                                         12           176,185,000.00
                                         13           163,101,000.00
                                         14           150,986,000.00
                                         15           139,772,000.00
                                         16           129,388,000.00
                                         17           119,777,000.00
                                         18           110,877,000.00
                                         19           102,639,000.00
                                         20            95,012,000.00
                                         21            87,952,000.00
                                         22            81,414,000.00
                                         23            75,363,000.00
                                         24            69,761,000.00
                                         25            64,575,000.00
                                         26            59,774,000.00
                                         27            55,330,000.00
                                         28            51,216,000.00
                                         29            47,407,000.00
                                         30            43,881,000.00
                                         31                     0.00
                      ---------------------- ------------------------
                      Assumes a fixed coupon of 2.00%



________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER


------------------------------------------------------------------------------------------------
                          GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                   TO 10% CALL
                                                              ----------
FIXED / ADJUSTABLE % OF    0.00% /     11.50% /   17.25% /    23.00% /   28.75% /    34.50% /
HEP                          0.00%      12.50%      18.75%     25.00%      31.25%      37.50%

CLASS A-I-1
Yield @ 100.00 (ACT/360)     2.464%     2.464%      2.464%     2.464%      2.464%      2.464%
Avg. Life (yrs)              10.63       1.57        1.13       0.90        0.76        0.66
Mod. Duration (yrs)           9.14       1.54        1.12       0.89        0.75        0.66
Window                       1  -        1  -        1 - 26     1  -        1 - 16      1 - 14
                              195         38                     20

CLASS A-I-2
Yield @ 100.00 (30/360)      3.361%     3.315%      3.287%     3.260%      3.234%      3.207%
Avg. Life (yrs)              18.60       3.85        2.62       2.00        1.62        1.36
Mod. Duration (yrs)          13.62       3.56        2.47       1.90        1.56        1.31
Window                       195  -      38  -      26  -       20  -      16  -       14  -
                              248         56          37         28          23          19

CLASS A-I-3
Yield @ 100.00 (30/360)      3.899%     3.869%      3.846%     3.824%      3.801%      3.779%
Avg. Life (yrs)              22.94       6.18        4.04       3.00        2.39        1.98
Mod. Duration (yrs)          14.92       5.38        3.67       2.78        2.24        1.87
Window                       248  -      56  -      37  -       28  -      23  -       19  -
                              300         101         62         45          35          29

CLASS A-I-4
Yield @ 100.00 (30/360)      4.826%     4.810%      4.794%     4.774%      4.754%      4.733%
Avg. Life (yrs)              26.59       11.48       7.28       5.00        3.83        3.08
Mod. Duration (yrs)          14.72       8.59        5.97       4.34        3.42        2.80
Window                       300  -      101        62  -       45  -      35  -       29  -
                              337        - 178       126         81          60          48

CLASS A-I-5
Yield @ 100.00(30/360)       5.703%     5.692%      5.684%     5.672%      5.657%      5.641%
Avg. Life (yrs)              28.31       15.26      11.39       8.41        6.28        4.96
Mod. Duration (yrs)          13.78       9.97        8.19       6.52        5.15        4.21
Window                       337  -      178        126  -      81  -      60  -       48  -
                              340        - 184       138         104         82          67

CLASS A-I-6
Yield @ 100.00(30/360)       5.050%     5.031%      5.026%     5.021%      5.015%      5.006%
Avg. Life (yrs)              14.35       8.01        7.09       6.44        5.75        5.01
Mod. Duration (yrs)           9.73       6.34        5.77       5.33        4.85        4.32
Window                       37  -       37  -      37  -       37  -      37  -       37  -
                              340         184        138         104         82          67

CLASS A-I-IO
Yield @ 1.792372(30/360)     4.500%     4.500%      4.500%     4.500%      4.500%      4.500%
Mod. Duration (yrs)           0.80       0.80        0.80       0.80        0.80        0.80

-------------------------- ----------- ---------- ----------- ---------- ----------- -----------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER



                          GROUP I SENSITIVITY ANALYSIS
------------------------------------------------------------------------------------------------
                                   TO MATURITY
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /     11.50% /   17.25% /   23.00% /    28.75% /    34.50% /
                      HEP    0.00%      12.50%     18.75%      25.00%      31.25%      37.50%

CLASS A-I-1
Yield @ 100.00 (ACT/360)     2.464%     2.464%     2.464%      2.464%      2.464%      2.464%
Avg. Life (yrs)              10.63       1.57       1.13        0.90        0.76        0.66
Mod. Duration (yrs)           9.14       1.54       1.12        0.89        0.75        0.66
Window                       1  -        1  -       1  -        1 - 20      1 - 16      1 - 14
                              195         38         26

CLASS A-I-2
Yield @ 100.00 (30/360)      3.361%     3.315%     3.287%      3.260%      3.234%      3.207%
Avg. Life (yrs)              18.60       3.85       2.62        2.00        1.62        1.36
Mod. Duration (yrs)          13.62       3.56       2.47        1.90        1.56        1.31
Window                       195  -      38  -      26  -      20  -       16  -       14  -
                              248         56         37          28          23          19

CLASS A-I-3
Yield @ 100.00 (30/360)      3.899%     3.869%     3.846%      3.824%      3.801%      3.779%
Avg. Life (yrs)              22.94       6.18       4.04        3.00        2.39        1.98
Mod. Duration (yrs)          14.92       5.38       3.67        2.78        2.24        1.87
Window                       248  -      56  -      37  -      28  -       23  -       19  -
                              300         101        62          45          35          29

CLASS A-I-4
Yield @ 100.00 (30/360)      4.826%     4.810%     4.794%      4.774%      4.754%      4.733%
Avg. Life (yrs)              26.59       11.48      7.28        5.00        3.83        3.08
Mod. Duration (yrs)          14.72       8.59       5.97        4.34        3.42        2.80
Window                       300  -      101        62  -      45  -       35  -       29  -
                              337        - 178       126         81          60          48

CLASS A-I-5
Yield @ 100.00 (30/360)      5.707%     5.755%     5.758%      5.761%      5.748%      5.710%
Avg. Life (yrs)              28.92       19.05      14.25      10.71        7.89        5.82
Mod. Duration (yrs)          13.90       11.28      9.45        7.73        6.10        4.76
Window                       337  -      178        126        81  -       60  -       48  -
                              357        - 333      - 278       220         178         148

CLASS A-I-6
Yield @ 100.00 (30/360)      5.050%     5.031%     5.026%      5.022%      5.019%      5.016%
Avg. Life (yrs)              14.35       8.03       7.13        6.56        6.16        5.86
Mod. Duration (yrs)           9.73       6.35       5.79        5.40        5.13        4.91
Window                       37  -       37  -      37  -      37  -       37  -       37  -
                              355         330        275        217         178         146

CLASS A-I-IO
Yield @ 1.792372 (30/360)    4.500%     4.500%     4.500%      4.500%      4.500%      4.500%
Mod. Duration (yrs)           0.80       0.80       0.80        0.80        0.80        0.80

-------------------------- ----------- ---------- ---------- ----------- ----------- -----------
________________________________________________________________________________
THIS  INFORMATION  WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY
AS LEAD  UNDERWRITER.  THIS INFORMATION  SHOULD BE CONSIDERED ONLY AFTER READING
THE STATEMENT  REGARDING  ASSUMPTIONS  AS TO SECURITIES,  PRICING  ESTIMATES AND
OTHER  INFORMATION,  WHICH  SHOULD  BE  ATTACHED.  DO NOT  USE OR  RELY  ON THIS
INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN
A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER


-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO 10% CALL
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /    11.50% /   17.25% /    23.00% /    28.75% /    34.50% /
                      HEP    0.00%     12.50%      18.75%      25.00%      31.25%     37.50%

CLASS A-II
DM @ 100.00 (ACT/360)        32.00      32.00      32.00       32.00       32.00       32.00
Avg. Life (yrs)              19.20      5.75        3.94        2.97        2.36       1.95
Mod. Duration (yrs)          15.25      5.22        3.70        2.83        2.28       1.89
Window                       1  -       1  -       1  -         1 - 96      1 - 75     1  -
                              345        187        129                                 61

-------------------------- ---------- ---------- ----------- ----------- ----------- ----------


-----------------------------------------------------------------------------------------------
                          GROUP II SENSITIVITY ANALYSIS
-----------------------------------------------------------------------------------------------
                                   TO MATURITY
                                                             -----------
  FIXED / ADJUSTABLE % OF  0.00% /    11.50% /   17.25% /    23.00% /    28.75% /    34.50% /
                      HEP    0.00%     12.50%      18.75%      25.00%      31.25%     37.50%

CLASS A-II
DM @ 100.00 (ACT/360)        32.05      33.53      33.96       34.10       34.16       34.15
Avg. Life (yrs)              19.25      6.14        4.27        3.22        2.56       2.10
Mod. Duration (yrs)          15.28      5.49        3.94        3.04        2.45       2.03
Window                       1  -       1  -       1  -        1  -        1  -        1  -
                              357        332        271         211         166         135

-------------------------- ---------- ---------- ----------- ----------- ----------- ----------



________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
                        GROUP II AVAILABLE FUNDS CAP ANALYSIS
--------------------------------------------------------------------------------
  PAYMENT DATE        NET WAC (%)                    PAYMENT DATE    NET WAC (%)
     9/25/2002           9.06                             8/25/2006         8.57
    10/25/2002           8.15                             9/25/2006         8.57
    11/25/2002           7.89                            10/25/2006         8.85
    12/25/2002           8.15                            11/25/2006         8.57
     1/25/2003           7.89                            12/25/2006         8.85
     2/25/2003           7.89                             1/25/2007         8.57
     3/25/2003           8.73                             2/25/2007         8.57
     4/25/2003           7.89                             3/25/2007         9.49
     5/25/2003           8.15                             4/25/2007         8.57
     6/25/2003           7.89                             5/25/2007         8.86
     7/25/2003           8.15                             6/25/2007         8.57
     8/25/2003           7.89                             7/25/2007         8.86
     9/25/2003           7.89                             8/25/2007         8.57
    10/25/2003           8.16                             9/25/2007         8.57
    11/25/2003           7.90                            10/25/2007         8.86
    12/25/2003           8.16                            11/25/2007         8.58
     1/25/2004           7.90                            12/25/2007         8.86
     2/25/2004           7.90                             1/25/2008         8.58
     3/25/2004           8.44                             2/25/2008         8.58
     4/25/2004           7.90                             3/25/2008         9.17
     5/25/2004           8.16                             4/25/2008         8.58
     6/25/2004           7.90                             5/25/2008         8.87
     7/25/2004           8.89                             6/25/2008         8.58
     8/25/2004           8.60                             7/25/2008         8.87
     9/25/2004           8.60                             8/25/2008         8.58
    10/25/2004           8.89                             9/25/2008         8.58
    11/25/2004           8.61                            10/25/2008         8.87
    12/25/2004           8.89                            11/25/2008         8.59
     1/25/2005           8.61                            12/25/2008         8.87
     2/25/2005           8.61                             1/25/2009         8.59
     3/25/2005           9.53                             2/25/2009         8.59
     4/25/2005           8.61                             3/25/2009         9.51
     5/25/2005           8.90                             4/25/2009         8.59
     6/25/2005           8.61                             5/25/2009         8.88
     7/25/2005           9.09                             6/25/2009         8.59
     8/25/2005           8.56                             7/25/2009         8.88
     9/25/2005           8.56                             8/25/2009         8.59
    10/25/2005           8.85                             9/25/2009         8.59
    11/25/2005           8.56                            10/25/2009         8.88
    12/25/2005           8.85                            11/25/2009         8.60
     1/25/2006           8.57                            12/25/2009         8.88
     2/25/2006           8.57                             1/25/2010         8.60
     3/25/2006           9.48                             2/25/2010         8.60
     4/25/2006           8.57                             3/25/2010         9.52
     5/25/2006           8.85                             4/25/2010         8.60
     6/25/2006           8.57                             5/25/2010         8.89
     7/25/2006           8.86                             6/25/2010         8.60
------------------- ---------------- ---------------- ---------------- ---------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
             GROUP II AVAILABLE FUNDS CAP ANALYSIS AT FULLY-INDEXED RATE
--------------------------------------------------------------------------------
  PAYMENT DATE        NET WAC (%)                  PAYMENT DATE     NET WAC (%)
     9/25/2002           9.06                              8/25/2006     13.36
    10/25/2002           8.15                              9/25/2006     13.36
    11/25/2002           7.89                             10/25/2006     13.81
    12/25/2002           8.15                             11/25/2006     13.36
     1/25/2003           7.89                             12/25/2006     13.81
     2/25/2003           7.89                              1/25/2007     13.52
     3/25/2003           8.73                              2/25/2007     13.52
     4/25/2003           7.89                              3/25/2007     14.00
     5/25/2003           8.15                              4/25/2007     13.53
     6/25/2003           7.89                              5/25/2007     13.98
     7/25/2003           8.16                              6/25/2007     13.53
     8/25/2003           7.90                              7/25/2007     13.99
     9/25/2003           7.90                              8/25/2007     13.77
    10/25/2003           8.16                              9/25/2007     13.77
    11/25/2003           7.90                             10/25/2007     14.00
    12/25/2003           8.17                             11/25/2007     13.77
     1/25/2004           7.90                             12/25/2007     14.00
     2/25/2004           7.91                              1/25/2008     13.77
     3/25/2004           8.45                              2/25/2008     13.77
     4/25/2004           7.91                              3/25/2008     14.00
     5/25/2004           8.17                              4/25/2008     13.77
     6/25/2004           7.91                              5/25/2008     14.00
     7/25/2004           10.08                             6/25/2008     13.77
     8/25/2004           9.76                              7/25/2008     14.00
     9/25/2004           9.76                              8/25/2008     13.77
    10/25/2004           10.09                             9/25/2008     13.77
    11/25/2004           9.77                             10/25/2008     14.00
    12/25/2004           10.09                            11/25/2008     13.78
     1/25/2005           10.46                            12/25/2008     14.00
     2/25/2005           10.46                             1/25/2009     13.78
     3/25/2005           11.59                             2/25/2009     13.78
     4/25/2005           10.47                             3/25/2009     14.00
     5/25/2005           10.82                             4/25/2009     13.78
     6/25/2005           10.47                             5/25/2009     14.00
     7/25/2005           12.01                             6/25/2009     13.78
     8/25/2005           11.87                             7/25/2009     14.00
     9/25/2005           11.87                             8/25/2009     13.78
    10/25/2005           12.27                             9/25/2009     13.78
    11/25/2005           11.87                            10/25/2009     14.00
    12/25/2005           12.27                            11/25/2009     13.78
     1/25/2006           12.72                            12/25/2009     14.00
     2/25/2006           12.73                             1/25/2010     13.78
     3/25/2006           14.00                             2/25/2010     13.78
     4/25/2006           12.73                             3/25/2010     14.00
     5/25/2006           13.15                             4/25/2010     13.78
     6/25/2006           12.73                             5/25/2010     14.00
     7/25/2006           13.56                             6/25/2010     13.78
------------------- ---------------- ---------------- -------------------------


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER



-------------------------------------------------------------------------------
                                         GROUP I COLLATERAL SUMMARY
-------------------------------------------------------------------------------
 Statistics for the fixed rate mortgage loans are listed below as of the Cut-off
Date of August 1, 2002
                                             EXPANDED          HOME
                                             CRITERIA      SOLUTION
                         ALTERNET EXCEPTIONS EXCEPTIONS
                             EXCEPTIONS       (ALT-A)   (FIRST LIEN      JUMBO A      SEASONED
 COLLATERAL SUB-GROUP:       (SUBPRIME)                   HIGH LTV)   EXCEPTIONS         LOANS         TOTAL
-------------------------------------------------------------------------------------------------------------
SHELF                              RASC          RALI       RAMP-RZ        RFMSI             -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL                  7.94%        77.79%         5.70%        8.56%         0.01%       100.00%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE            32,694,907   320,378,100    23,486,513   35,244,994        23,959   411,828,473
NUMBER OF LOANS                     282         1,941           205           92             1         2,521
AVERAGE BALANCE                 115,939       165,058       114,568      383,098        23,959       163,359
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WA MORTAGE RATE                   9.47%         8.26%         8.33%        7.08%         8.50%         8.26%
WA AGE (MONTHS)                       4             2             3            4           109             2
WA ORIGINAL MATURITY                288           342           202          338           185           329
(MONTHS)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
WA CREDIT SCORE                     627           678           713          694           733           677
WA ORIGINAL LTV                  91.02%        85.98%       100.28%       74.20%        80.00%        86.19%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
PURCHASE                         27.26%        72.63%        78.07%       35.55%       100.00%        66.17%
EQUITY REFINANCE                 63.78%        19.95%        15.96%       42.86%         0.00%        25.16%
RATE/TERM REFINANCE               8.96%         7.42%         5.96%       21.59%         0.00%         8.67%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS         100.00%        98.69%       100.00%       66.16%       100.00%        96.08%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CURRENT                         100.00%       100.00%       100.00%      100.00%       100.00%       100.00%
30-59 DAYS DELINQUENT             0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
60-89 DAYS DELINQUENT             0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
-------------------------------------------------------------------------------------------------------------



________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

Credit Score Distribution of the Group I Loans
-------------------------------------------------------------------------------

CREDIT                       NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
SCORE                         LOANS         BALANCE             BALANCE
-----                       - ------   -    --------      -     -------
499 or less                       1         $83,261               0.02%
501 - 519                         9         765,682               0.19
520 - 539                        15         833,338               0.20
540 - 559                        15       1,303,583               0.32
560 - 579                        15       1,793,433               0.44
580 - 599                        44       5,788,189               1.41
600 - 619                       121      19,395,033               4.71
620 - 639                       391      65,798,223              15.98
640 - 659                       401      67,606,036              16.42
660 - 679                       433      70,662,784              17.16
680 - 699                       334      51,976,842              12.62
700 - 719                       270      45,289,705              11.00
720 - 739                       182      31,237,498               7.59
740 - 759                       124      20,192,483               4.90
760 or greater                  159      28,255,610               6.86
Subtotal with Credit Scores   2,514     410,981,699              99.79
Not Available                     7         846,774               0.21
TOTAL:                        2,521    $411,828,473             100.00%
-------------------------------------------------------------------------------


Original Mortgage Loan Principal Balances of the Group I Loans
-------------------------------------------------------------------------------

ORIGINAL MORTGAGE            NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
----------                  - ------   -    --------      -     -------
1 - 100,000                     830       $59,298,774             14.40%
100,001 - 200,000             1,061       151,116,256             36.69
200,001 - 300,000               349        85,874,779             20.85
300,001 - 400,000               180        62,068,573             15.07
400,001 - 500,000                63        28,723,808              6.97
500,001 - 600,000                16         8,755,574              2.13
600,001 - 700,000                15         9,613,592              2.33
700,001 - 800,000                 1           782,679              0.19
800,001 - 900,000                 3         2,640,326              0.64
900,001 - 1,000,000               2         1,854,114              0.45
1,000,001 - 1,100,000             1         1,100,000              0.27
TOTAL:                        2,521      $411,828,473            100.00%
-------------------------------------------------------------------------------



________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

Net Mortgage Rates of the Grouop I Loans
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET MORTGAGE                 NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
--------                    - ------   -    --------      -     -------
5.500 - 5.999                     6       $1,513,855              0.37%
6.000 - 6.499                    55       15,064,900              3.66
6.500 - 6.999                   273       61,968,135             15.05
7.000 - 7.499                   364       60,269,632             14.63
7.500 - 7.999                   477       69,496,071             16.88
8.000 - 8.499                   609       95,975,034             23.30
8.500 - 8.999                   437       71,166,909             17.28
9.000 - 9.499                   142       19,263,379              4.68
9.500 - 9.999                    71        8,338,907              2.02
10.000 - 10.499                  46        5,155,494              1.25
10.500 - 10.999                  17        1,996,212              0.48
11.000 - 11.499                  14        1,088,038              0.26
11.500 - 11.999                   3          233,379              0.06
12.000 - 12.499                   1           29,265              0.01
12.500 - 12.999                   3          167,591              0.04
13.000 - 13.499                   1           19,967              0.01
14.500 - 14.999                   1           52,357              0.01
16.000 - 16.499                   1           29,348              0.01
TOTAL:                        2,521     $411,828,473            100.00%
-------------------------------------------------------------------------------


Mortgage Rates of the Group I Loans
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MORTGAGE                     NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
--------                    - ------   -    --------      -     -------
5.500 - 5.999                     1        $257,103               0.06%
6.000 - 6.499                     7       1,459,020               0.35
6.500 - 6.999                   105      30,543,811               7.42
7.000 - 7.499                   306      61,293,167              14.88
7.500 - 7.999                   453      68,558,816              16.65
8.000 - 8.499                   390      60,133,017              14.60
8.500 - 8.999                   684     110,497,415              26.83
9.000 - 9.499                   299      47,811,310              11.61
9.500 - 9.999                   137      17,031,153               4.14
10.000 - 10.499                  51       5,241,303               1.27
10.500 - 10.999                  48       5,526,541               1.34
11.000 - 11.499                  14       1,695,791               0.41
11.500 - 11.999                  16       1,248,120               0.30
12.000 - 12.499                   3         233,379               0.06
12.500 - 12.999                   1          29,265               0.01
13.000 - 13.499                   3         167,591               0.04
13.500 - 13.999                   1          19,967               0.01
15.000 - 15.499                   1          52,357               0.01
16.500 - 16.999                   1          29,348               0.01
TOTAL:                        2,521    $411,828,473             100.00%
-------------------------------------------------------------------------------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

-------------------------------------------------------------------------------
Original Loan-to-Value Rations of the Group I Loans
-------------------------------------------------------------------------------
ORIGINAL LOAN-TO-VALUE       NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
---------                   - ------   -    --------      -     -------
0.01 - 50.00                     42      $7,895,250                1.92%
50.01 - 55.00                    16       2,871,538                0.70
55.01 - 60.00                    20       4,899,421                1.19
60.01 - 65.00                    35       4,650,161                1.13
65.01 - 70.00                    69      11,429,677                2.78
70.01 - 75.00                   132      27,589,751                6.70
75.01 - 80.00                   540     103,968,286               25.25
80.01 - 85.00                    98      13,969,177                3.39
85.01 - 90.00                   435      71,077,583               17.26
90.01 - 95.00                   767     119,507,721               29.02
95.01 - 100.00                  328      38,518,254                9.35
100.01 - 105.00                  37       4,998,094                1.21
105.01 - 110.00                   2         453,559                0.11
TOTAL:                        2,521    $411,828,473              100.00%
-------------------------------------------------------------------------------


Geographical Distribution of Mortgaged Properties of the Group II Loans
-------------------------------------------------------------------------------

                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
-----                       - ------   -    --------      -     -------
Florida                         611       $78,932,557             19.17%
California                      166        50,238,196             12.20
Illinois                        176        30,464,459              7.40
Arizona                         138        24,952,603              6.06
New York                        106        24,393,856              5.92
New Jersey                      107        23,091,160              5.61
Georgia                         101        16,611,898              4.03
Texas                            96        13,491,000              3.28
Colorado                         71        13,072,440              3.17
Indiana                         131        12,737,542              3.09
Other                           818       123,842,762             30.07
TOTAL:                        2,521      $411,828,473            100.00%
-------------------------------------------------------------------------------


Mortgage Loan Purpose of the Group I Loans
-------------------------------------------------------------------------------

LOAN                         NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
-------                     - ------   -    --------      -     -------
Purchase                      1,702      $272,497,231             66.17%
Equity refinance                616       103,612,332             25.16
Rate/Term refinance             203        35,718,911              8.67
TOTAL:                        2,521      $411,828,473            100.00%
-------------------------------------------------------------------------------


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

-------------------------------------------------------------------------------
Occupancy Types of the Group I Loans
-------------------------------------------------------------------------------
                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
---------                   - ------   -    --------      -     -------
Owner Occupied                2,158     $370,738,190              90.02%
Non-Owner Occupied              304       33,075,093               8.03
Second/Vacation                  59        8,015,191               1.95
TOTAL:                        2,521     $411,828,473             100.00%
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Mortgaged Property Types of the Group I Loans
-------------------------------------------------------------------------------
                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
PROPERTY TYPE                 LOANS         BALANCE             BALANCE
-------------               - ------   -    --------      -     -------
Single Family (detached)      1,588     $241,077,519              58.54%
Detached PUD                    463       92,209,907              22.39
2-4 Family                      239       46,573,326              11.31
Condo under 5 stories           152       20,922,817               5.08
Attached PUD                     39        5,751,734               1.4
Manufactured Home                25        2,107,047               0.51
Condo over 8 stories              5        1,287,405               0.31
Mid-rise condo (5-8               5        1,058,571               0.26
stories)
Townhouse                         5          840,146               0.2
TOTAL:                        2,521     $411,828,473             100.00%
-------------------------------------------------------------------------------


Mortgage Loan Documentation Types of the Group I Loans
-------------------------------------------------------------------------------

                           NUMBER CURRENT % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
------------------          - ------   -    --------      -     -------
Limited documentation          1,735    $284,787,372               69.15%
Full documentation               786     127,041,101               30.85
TOTAL:                         2,521    $411,828,473              100.00%
-------------------------------------------------------------------------------


Prepayment Penalty Terms of the Group I Loans
-------------------------------------------------------------------------------

PREPAYMENT PENALTY           NUMBER          CURRENT          % OF CURRENT
                                OF         PRINCIPAL           PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
----                        - ------   -    --------      -     -------
None                          1,238     $221,601,934               53.81%
12 Months                       425       77,688,445               18.86
24 Months                        15        1,872,147                0.45
36 Months                       434       53,408,719               12.97
60 Months                       393       54,392,368               13.21
Other*                           16        2,864,860                0.70
TOTAL:                        2,521     $411,828,473              100.00%
-------------------------------------------------------------------------------
*Not greater than 60 months


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER



--------------------------------------------------------------------------------
                                        GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Statistics  for the  adjustable  rate mortgage  loans are listed below as of the
Cut-off Date of August 1, 2002.
                                                           HOME
                                                      SOLUTIONS
                           ALTERNET    EXPANDED      EXCEPTIONS
                           EXCEPTIONS  CRITERIA          (FIRST
                                       EXCEPTIONS     LIEN HIGH        JUMBO-A      SEASONED
COLLATERAL SUB-GROUP:      (SUBPRIME)     (ALT-A)          LTV)     EXCEPTIONS         LOANS          TOTAL
------------------------------------------------------------------------------------------------------------
  SHELF                         RASC         RALI       RAMP-RZ          RFMSI             -
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  PERCENT OF TOTAL            85.45%        1.44%         0.07%         13.03%         0.01%        100.00%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  PRINCIPAL BALANCE      173,693,467    2,921,621       145,617     26,492,555        21,902    203,275,162
  NUMBER OF LOANS              1,255           21             1             73             1          1,351
  AVERAGE BALANCE            138,401      139,125       145,617        362,912        21,902        150,463
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  WA MORTAGE RATE              9.22%        7.72%        10.38%          6.15%         9.50%          8.80%
  WA AGE (MONTHS)                  3            7             3              2           184              3
  WA ORIGINAL MATURITY           360          359           360            359           360            360
  (MONTHS)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  WA MARGIN                    8.58%        4.41%         8.63%          2.31%         3.50%          7.70%
  WA LIFETIME CAP             15.30%       12.91%        17.38%         12.13%        14.50%         14.86%
  WA NEXT RATE ADJ.            23.68           28         21.00          34.81             8          25.18
  (MONTHS)
  WA RESET FREQ.                6.00          7.3          6.00           11.9            12           6.79
  (MONTHS)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  WA CREDIT SCORE                619          675           607            725             0            633
  WA ORIGINAL LTV             93.32%       81.25%       100.00%         69.83%        80.00%         90.09%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  PURCHASE                    47.83%       89.89%       100.00%         24.24%       100.00%         45.40%
  EQUITY REFINANCE            46.28%        8.00%         0.00%         19.17%         0.00%         42.16%
  RATE/TERM REFINANCE          5.90%        1.72%         0.00%         56.59%         0.00%         12.44%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  SERVICED BY                100.00%       91.38%       100.00%         40.13%       100.00%         92.07%
  HOMECOMINGS
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  CURRENT                    100.00%      100.00%       100.00%        100.00%       100.00%        100.00%
  30-59 DAYS DELINQUENT        0.00%        0.00%         0.00%          0.00%         0.00%          0.00%
  60-89 DAYS DELINQUENT        0.00%        0.00%         0.00%          0.00%         0.00%          0.00%
------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
Credit Score Distribution of the Group I Loans
--------------------------------------------------------------------------------
CREDIT                             NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
SCORE                                LOANS         BALANCE             BALANCE
-----                             -  ------   -    --------      -     -------
499 or less                             4          $353,952               0.17%
501 - 519                              21         3,009,955               1.48
520 - 539                              27         3,004,489               1.48
540 - 559                              29         3,387,909               1.67
560 - 579                              96        12,044,744               5.93
580 - 599                             209        30,077,455              14.80
600 - 619                             270        39,769,173              19.56
620 - 639                             240        32,491,598              15.98
640 - 659                             195        29,105,457              14.32
660 - 679                             117        18,026,816               8.87
680 - 699                              50        10,268,181               5.05
700 - 719                              30         5,445,768               2.68
720 - 739                              12         2,061,989               1.01
740 - 759                              18         4,635,584               2.28
760 or greater                         30         9,488,714               4.67
Subtotal with Credit Scores          1348       203,171,784              99.95
Not Available                           3           103,379               0.05
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Mortgage Loan Principal Balances of the Group I Loans
--------------------------------------------------------------------------------
ORIGINAL MORTGAGE                  NUMBER OF        CURRENT        % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
AMOUNT ($)                           LOANS         BALANCE             BALANCE
----------                        -  ------   -    --------      -     -------
1 - 100,000                           474      $34,834,363               17.14%
100,001 - 200,000                     620       86,836,549               42.72
200,001 - 300,000                     135       32,283,874               15.88
300,001 - 400,000                      73       25,487,922               12.54
400,001 - 500,000                      35       15,685,648                7.72
500,001 - 600,000                      12        6,580,259                3.24
600,001 - 700,000                       1          603,384                0.30
900,001 - 1,000,000                     1          963,164                0.47
TOTAL:                              1,351     $203,275,162              100.00%
-------------------------------------------------------------------------------










--------------------------------------------------------------------------------
Net Mortgage Rates of the Group I Loans
--------------------------------------------------------------------------------
NET MORTGAGE                       NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
RATE (%)                             LOANS         BALANCE             BALANCE
--------                          -  ------   -    --------      -     -------
5.000 - 5.499                          10       $3,074,742               1.51%
5.500 - 5.999                          47       17,162,720               8.44
6.000 - 6.499                          23        7,270,434               3.58
6.500 - 6.999                          29        6,199,387               3.05
7.000 - 7.499                          94       16,884,327               8.31
7.500 - 7.999                         128       19,503,501               9.59
8.000 - 8.499                         238       35,861,168              17.64
8.500 - 8.999                         258       33,976,589              16.71
9.000 - 9.499                         254       31,836,862              15.66
9.500 - 9.999                         158       18,082,074               8.90
10.000 - 10.499                        75        9,617,694               4.73
10.500 - 10.999                        27        3,004,240               1.48
11.000 - 11.499                         8          673,431               0.33
11.500 - 11.999                         2          127,992               0.06
TOTAL:                              1,351     $203,275,162             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Rates of the Group I Loans
--------------------------------------------------------------------------------
MORTGAGE                           NUMBER OF        CURRENT        % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
RATE (%)                             LOANS         BALANCE             BALANCE
--------                          -  ------   -    --------      -     -------
5.500 - 5.999                          28        $9,019,178               4.44%
6.000 - 6.499                          32        12,612,839               6.20
6.500 - 6.999                          16         5,271,327               2.59
7.000 - 7.499                          24         4,810,055               2.37
7.500 - 7.999                          99        18,201,838               8.95
8.000 - 8.499                         108        15,907,492               7.83
8.500 - 8.999                         238        37,162,904              18.28
9.000 - 9.499                         233        29,402,331              14.46
9.500 - 9.999                         298        38,633,647              19.01
10.000 - 10.499                       145        16,509,968               8.12
10.500 - 10.999                        93        12,186,268               5.99
11.000 - 11.499                        24         2,315,881               1.14
11.500 - 11.999                        10         1,019,110               0.50
12.000 - 12.499                         2           187,862               0.09
12.500 - 12.999                         1            34,464               0.02
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

-------------------------------------------------------------------------------
Original LTV Ratios of the Group I Loans
-------------------------------------------------------------------------------
ORIGINAL LOAN-TO-VALUE             NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
RATIO (%)                            LOANS         BALANCE             BALANCE
---------                         -  ------   -    --------      -     -------
0.01 - 50.00                            8        $2,673,351              1.32%
50.01 - 55.00                           5         1,500,435              0.74
55.01 - 60.00                          12         2,464,697              1.21
60.01 - 65.00                           6         1,286,601              0.63
65.01 - 70.00                          33         8,800,826              4.33
70.01 - 75.00                          44         7,586,095              3.73
75.01 - 80.00                         117        24,395,325             12.00
80.01 - 85.00                          92        14,337,688              7.05
85.01 - 90.00                         191        27,607,584             13.58
90.01 - 95.00                         245        33,103,650             16.29
95.01 - 100.00                        587        78,342,529             38.54
100.01 - 125.00                        11         1,176,380              0.58
TOTAL:                              1,351      $203,275,162            100.00%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Geographical Distribution of Mortgage Properties of the Group I Loans
-------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT        % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
STATE                                LOANS         BALANCE             BALANCE
-----                             -  ------   -    --------      -     -------
California                            123        $35,229,209             17.33%
North Carolina                        109         14,375,971              7.07
Michigan                               85         13,579,363              6.68
Ohio                                  106         12,335,098              6.07
Georgia                                84         11,714,038              5.76
Florida                                83         10,340,656              5.09
Texas                                  67          9,379,523              4.61
Virginia                               49          8,251,952              4.06
Arizona                                51          8,171,945              4.02
Illinois                               60          8,076,964              3.97
Other                                 534         71,820,443             35.33
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Loan Purpose of the Group I LOans
--------------------------------------------------------------------------------
LOAN                               NUMBER OF        CURRENT        % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
PURPOSE                              LOANS         BALANCE             BALANCE
-------                           -  ------   -    --------      -     -------
Purchase                              677        $92,288,866             45.40%
Equity refinance                      566         85,702,492             42.16
Rate/Term refinance                   108         25,283,805             12.44
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
Occupancy Types of the Group I Loans
--------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
OCCUPANCY                            LOANS         BALANCE             BALANCE
---------                         -  ------   -    --------      -     -------
Owner Occupied                      1,308       $198,901,016             97.85%
Non-Owner Occupied                     42          4,034,967              1.98
Second/Vacation                         1            339,179              0.17
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgaged Property Types of the Group I LOans
--------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
PROPERTY TYPE                        LOANS         BALANCE             BALANCE
-------------                     -  ------   -    --------      -     -------
Single Family (detached)            1,144      $164,321,792              80.84%
Detached PUD                           92        22,218,866              10.93
2-4 Family                             43         6,231,977               3.07
Condo under 5 stories                  36         5,066,253               2.49
Attached PUD                           14         2,456,893               1.21
Townhouse                              10         1,563,049               0.77
Manufactured Home                       9           876,126               0.43
Condo over 8 stories                    3           540,206               0.27
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Loan Documentation Types of the Group I Loans
--------------------------------------------------------------------------------
                                   NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
DOCUMENTATION TYPE                   LOANS         BALANCE             BALANCE
------------------                -  ------   -    --------      -     -------
Full documentation                  1,041       $149,920,408             73.75%
Limited documentation                 310         53,354,754             26.25
TOTAL:                              1,351       $203,275,162            100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment Penalty Terms of the Group I Loans
--------------------------------------------------------------------------------
PREPAYMENT PENALTY                 NUMBER OF        CURRENT        % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
----                              -  ------   -    --------      -     -------
None                                  167       $40,721,726              20.03%
12 Months                              41         7,127,899               3.51
24 Months                             621        92,106,890              45.31
36 Months                             460        55,175,430              27.14
60 Months                              16         2,332,884               1.15
Other*                                 46         5,810,334               2.86
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------
*Not greater than 60 months


________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

--------------------------------------------------------------------------------
Maximum Mortgage Rates (%) if the Group I Loans
--------------------------------------------------------------------------------
MAXIMUM MORTGAGE RATES (%)         NUMBER OF        CURRENT         % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
----                              -  ------   -    --------      -     -------
6.000 - 6.999                           2          $247,571               0.12%
10.000 - 10.999                         1           128,389               0.06
11.000 - 11.999                        31         9,911,761               4.88
12.000 - 12.999                        50        17,941,324               8.83
13.000 - 13.999                       108        17,382,930               8.55
14.000 - 14.999                       325        50,641,197              24.91
15.000 - 15.999                       527        70,592,756              34.73
16.000 - 16.999                       245        29,439,192              14.48
17.000 - 17.999                        53         6,023,252               2.96
18.000 - 18.999                         8           895,017               0.44
19.000 - 19.999                         1            71,772               0.04
TOTAL:                              1,351      $203,275,162             100.00%
--------------------------------------------------------------------------------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

Next Interest Rate Adjustment Date of the Group I Loans
--------------------------------------------------------------------------------
NEXT INTEREST RATE ADJUSTMENT      NUMBER OF        CURRENT         % OF CURRENT
DATE                                              PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
----                              -  ------   -    --------      -     -------
2002-09                                 1         $111,741                0.05%
2002-10                                 2           93,385                0.05
2003-04                                 1           21,902                0.01
2003-05                                 1          102,258                0.05
2003-06                                 1           75,887                0.04
2003-07                                 1          136,745                0.07
2003-10                                 2          221,652                0.11
2003-11                                 5          597,913                0.29
2003-12                                10        1,284,082                0.63
2004-01                                21        2,699,412                1.33
2004-02                                30        3,414,980                1.68
2004-03                                27        3,032,080                1.49
2004-04                                77       10,433,726                5.13
2004-05                               230       32,599,021               16.04
2004-06                               420       58,779,755               28.92
2004-07                               189       29,471,640               14.50
2004-08                                 5        1,600,598                0.79
2004-09                                 1          321,580                0.16
2004-11                                 1           58,073                0.03
2004-12                                 1          128,389                0.06
2005-01                                 3          224,881                0.11
2005-02                                10        1,656,207                0.81
2005-03                                12        1,592,595                0.78
2005-04                                14        2,669,721                1.31
2005-05                                62       10,067,885                4.95
2005-06                               147       27,392,857               13.48
2005-07                                69       11,875,035                5.84
2005-08                                 3        1,214,600                0.60
2007-02                                 2          503,981                0.25
2007-03                                 2          418,027                0.21
2009-04                                 1          474,555                0.23
TOTAL:                              1,351     $203,275,162              100.00%
--------------------------------------------------------------------------------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER

Note Margin (%) of the Group I Loans
-------------------------------------------------------------------------------
NOTE MARGIN (%)                    NUMBER OF        CURRENT        % OF CURRENT
                                                  PRINCIPAL           PRINCIPAL
TERM                                 LOANS         BALANCE             BALANCE
----                              -  ------   -    --------      -     -------
2.000 - 2.499                          65      $23,359,463               11.49%
2.500 - 2.999                          11        3,744,896                1.84
3.000 - 3.499                           2          263,861                0.13
3.500 - 3.999                           2          371,261                0.18
4.500 - 4.999                           7        2,130,880                1.05
5.000 - 5.499                          26        4,987,991                2.45
5.500 - 5.999                           9        2,655,886                1.31
6.000 - 6.499                          17        3,492,493                1.72
6.500 - 6.999                          40        6,727,100                3.31
7.000 - 7.499                          65        9,677,929                4.76
7.500 - 7.999                         106       14,018,656                6.90
8.000 - 8.499                         163       22,059,293               10.85
8.500 - 8.999                         269       36,767,404               18.09
9.000 - 9.499                         252       34,394,588               16.92
9.500 - 9.999                         189       23,137,470               11.38
10.000 - 10.499                        83        9,751,202                4.80
10.500 - 10.999                        38        5,168,270                2.54
11.000 - 11.499                         5          387,696                0.19
11.500 - 11.999                         2          178,824                0.09
TOTAL:                              1,351     $203,275,162              100.00%
--------------------------------------------------------------------------------

________________________________________________________________________________
THIS INFORMATION WAS PREPARED BY DEUTSCHE BANK SECURITIES INC. IN ITS CAPACITY AS LEAD UNDERWRITER. THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION, WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THIS STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE.

--------------------------------------------------------------------------------
 WORLDWIDE CAPITAL PARTNER